THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT


                  This Third Amendment to Credit and Security Agreement, dated as of April 5, 2004 (this "AMENDMENT"), is made by and between AG-BAG INTERNATIONAL LIMITED, a Delaware corporation (the "BORROWER"), and WELLS FARGO CREDIT, INC., a Minnesota corporation (the "LENDER").

                                    RECITALS

                  A. The Borrower and the Lender are parties to that certain Credit and Security Agreement dated as of May 14, 2003, as it has previously been amended (the "CREDIT AGREEMENT").

                  B. Certain Events of Default have occurred under the Credit Agreement by reason of the Borrower's failure to maintain the minimum Book Net Worth as of December 31, 2003 required by Section 6.2(e) of the Credit Agreement and the minimum Earnings Before Taxes for the period ending December 31, 2003 required by Section 6.2(h) of the Credit Agreement (the "EVENTS OF DEFAULT"). The Borrower has requested that the Lender waive the Events of Default and reset the Book Net Worth and Earnings Before Taxes covenants.

                  C. The Borrower and the Lender wish to make certain additional amendments to the Credit Agreement pursuant to the terms and conditions set forth herein.

                  D. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                  1. Waiver. Subject to the Borrower's execution and return of this Amendment to the Lender, the Lender waives the Events of Default specifically described in Recital B above. This waiver is effective only in this specific instance and does not entitle the Borrower to any other or further waiver in any similar or other circumstances. The Lender does not waive any other Events of Default.

                  2. Minimum Book Net Worth. Section 6.2(e) of the Credit Agreement is amended in its entirety to read as follows:

                  "(e) Minimum Book Net Worth. The Borrower will maintain, during each period set forth below, its Book Net Worth, determined as of the last day of each month, at an amount not less than the amount set forth opposite such period below:

              Period                       Minimum Book Net Worth
            ----------                     ----------------------
            March 2004                           $5,575,000








Third Amendment to Credit and Security Agreement - Page 1

            April 2004                           $5,550,000
             May 2004                            $5,725,000
             June 2004                           $5,850,000
             July 2004                           $5,925,000
            August 2004                          $6,000,000
          September 2004                         $6,175,000
           October 2004                          $6,050,000
           November 2004                         $6,015,000
  December 2004 and each calendar                $6,050,000"
         month thereafter

                  3. Minimum Earnings Before Taxes. Section 6.2(h) of the Credit Agreement is amended in its entirety to read as follows:

                  "(h) Minimum Earnings Before Taxes. The Borrower will achieve as of the end of each fiscal year-to-date period described below, fiscal year-to-date Earnings Before Taxes of not less than the amount set forth opposite such period below:

   Fiscal Year-to-Date Period            Minimum Earnings Before Taxes
   --------------------------            -----------------------------

  Three Months Ending March 31,                   ($575,000)
              2004

        Six Months Ending                         ($300,000)
          June 30, 2004

Nine Months Ending September 30,                    $75,000
              2004

      Twelve Months Ending                        ($100,000)"
        December 31, 2004

                  4.  Capital   Expenditures.   Section  6.2(i)  of  the  Credit
Agreement is amended in its entirety to read as follows:

                   "(i) Capital Expenditures. The Borrower will not incur or contract to incur Capital Expenditures of more than $200,000 in the aggregate during the fiscal year ending December 31, 2004."

                  5. Fees and Expenses. The Borrower shall pay all fees, costs and expenses, including attorney fees, incurred by the Lender in connection with this Amendment. The Borrower hereby agrees that the Lender may make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, costs and expenses.












Third Amendment to Credit and Security Agreement - Page 2

                  6.   Representations  and  Warranties.   The  Borrower  hereby
represents and warrants to the Lender as follows:

                     (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                     (b) All of the Borrower's representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                  7. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as previously amended and as amended hereby, and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as so amended.

                  8. No Waiver. Except as set forth in paragraph 1 of this Amendment, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver by the Lender of any breach or default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                  9. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender and any affiliated corporations, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  10. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile, and when so delivered will have the same force and effect as delivery of an original signature.














Third Amendment to Credit and Security Agreement - Page 3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                               AG-BAG INTERNATIONAL LIMITED


                               By: /s/ MIKE WALLIS
                                  ---------------------------------------------

                               Title: Chief Financial Officer


                               WELLS FARGO CREDIT, INC.


                               By: /s/ NORM CHIN
                                   --------------------------------------------

                               Title: Vice President
                                     ------------------------------------------







































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